CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Stockholders' Equity, Number of Shares, Par Value and Other Disclosures [Abstract]
Held-to-maturity securities, fair value	$ 4,089	$ 22,263
Common Stock, par or stated value (in dollars per share)	$ 10	$ 10
Common Stock, shares authorized	8,000,000	8,000,000
Common Stock, shares issued	4,739,502	4,900,576
Common Stock, shares outstanding	4,739,502	4,900,576